UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________

SCHEDULE 14A
(RULE 14a-101)

____________________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

BM Technologies, Inc.

(Name of Registrant as Specified in its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BM Technologies, Inc.

201 King of Prussia Road, Suite 350
Wayne, PA 19087

April 29, 2021

Dear Stockholder:

You are cordially invited to participate in BM Technologies, Inc.’s 2021 Annual Meeting of Stockholders to be held virtually on June 16, 2021 at 10:00 a.m. Eastern Time, at the following website: https://www.cstproxy.com/bmtechnologies/2021.

The Notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the meeting, I urge you to vote your shares by telephone or over the internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Notice, the Proxy Statement and the proxy card. We urge you to complete, sign, date and return your proxy card or authorize your proxy by telephone or through the internet as soon as possible even if you currently plan to participate in the Annual Meeting. This will not prevent you from voting virtually but will assure that your vote is counted if you are unable to participate in the meeting.

This has been a momentous year for BM Technologies as we became one of the first publicly traded neo-banking fintechs of 2021. Today, BMTX is one of the largest digital banking platforms in the country with over 2 million accounts serving middle income Americans, millennials and “digital natives” with a tech savvy banking experience. We continue to execute on our mission of providing millions of Americans with a better banking experience and are working to create significant shareholder value over the next 3-5 years by executing on our strategy.

On behalf of your Board of Directors, thank you for your continued interest and support.

Sincerely yours,

Luvleen Sidhu
Chief Executive Officer

i

BM TECHNOLOGIES, INC.
201 King of Prussia Road, Suite 350
Wayne, PA 19087

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 16, 2021
Online Meeting Only — No Physical Meeting Location
https://www.cstproxy.com/bmtechnologies/2021

To the Stockholders of BM Technologies, Inc.:

The 2021 Annual Meeting of Stockholders of BM Technologies, Inc. (the “Company”) will be conducted virtually on June 16, 2021, at 10:00 a.m. (Eastern Time), at the following website: https://www.cstproxy.com/bmtechnologies/2021, for the following purposes:

1.      To elect two Class I directors to serve until their respective successors have been duly elected and qualified (Proposal No. 1);

2.      To approve the BM Technologies, Inc. 2021 Employee Stock Purchase Plan (Proposal No. 2);

3.      To ratify the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 3); and

4.      To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

This year we are using the Internet as our primary means of furnishing proxy materials to stockholders. Accordingly, most stockholders will not receive printed copies of our proxy materials. We are instead mailing a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting via the Internet (the “Notice”). This delivery method allows us to conserve natural resources and reduce the cost of delivery while also meeting our obligations to you, our stockholders, to provide information relevant to your continued investment in the Company. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting those materials. We encourage you to review the proxy materials and vote your shares.

You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting https://www.cstproxy.com/bmtechnologies/2021 and using the control number included on your proxy card or voting instruction form. You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April 26, 2021. Whether or not you expect to participate in the virtual meeting, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the internet. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By order of the Board of Directors,

Robert Ramsey
Chief Financial Officer

Wayne, Pennsylvania
April 29, 2021

This is an important meeting. To ensure proper representation at the meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in Notice, the Proxy Statement and the proxy card. Even if you vote your shares prior to the meeting, you still may participate in the meeting and vote your shares virtually.

ii

BM TECHNOLOGIES, INC.
201 King of Prussia Road, Suite 350
Wayne, PA 19087

PROXY STATEMENT
2021 Virtual Annual Meeting of Stockholders
To Be Held on June 16, 2021
Online Meeting Only — No Physical Meeting Location
https://www.cstproxy.com/bmtechnologies/2021

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BM Technologies, Inc. (the “Company,” “we,” “us” or “our”) for use at our 2021 Annual Meeting of Stockholders to be conducted virtually via live webcast on June 16, 2021, at 10:00 a.m. (Eastern Time), and at any adjournments thereof (the “Annual Meeting”). You or your proxyholder can participate, vote, and examine our stockholder list at the virtual annual meeting by visiting https://www.cstproxy.com/bmtechnologies/2021 and using the control number included on your proxy card or voting instruction form.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”) are available to stockholders at www.ir.bmtxinc.com. On or about April 29, 2021, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on (a) how to access and review this Proxy Statement and the Annual Report via the Internet and (b) how to obtain printed copies of this Proxy Statement, the Annual Report and a proxy card. The Notice also explains how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

We encourage you to vote your shares, either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you vote by telephone or over the internet, or by completing, signing, dating and returning your proxy card or voting instruction form, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, please promptly vote your shares by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Notice, the Proxy Statement and the proxy card.

Important notice regarding the availability of proxy materials for the annual stockholder meeting to be held on June 16, 2021:

The Notice of Annual Meeting, proxy statement, proxy card and our Annual Report for the fiscal year ended December 31, 2020 are available at the following internet address: www.ir.bmtxinc.com.

INFORMATION ABOUT THE MEETING

When is the Annual Meeting?

The Annual Meeting will be conducted virtually on June 16, 2021, at 10:00 a.m. (Eastern Time).

Where will the Annual Meeting be held?

The Annual Meeting will be conducted virtually via live webcast at https://www.cstproxy.com/bmtechnologies/2021.

What items will be voted on at the Annual Meeting?

There are two matters scheduled for a vote:

1.      To elect two Class I directors to serve until their respective successors have been duly elected and qualified (Proposal No. 1);

2.      To approve the BM Technologies, Inc. 2021 Employee Stock Purchase Plan (Proposal No. 2);

3.      To ratify the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 3); and

4.      To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the recommendations of the Board of Directors?

Our Board of Directors recommends that you vote:

“FOR” the election of the two Class I director nominees named herein to serve on the Board of Directors; and

“FOR” the approval of the BM Technologies, Inc. 2021 Employee Stock Purchase Plan; and

“FOR” the ratification of the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Will the Company’s directors be in attendance at the Annual Meeting?

The Company encourages, but does not require, its directors to attend annual meetings of stockholders. The Company expects all of its directors to attend the Annual Meeting virtually.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Under rules adopted by the SEC, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice in the mail. Instead of mailing printed copies of the proxy materials to our stockholders, we are mailing the Notice to instruct stockholders on how to access and review the Proxy Statement and Annual Report over the Internet at www.ir.bmtxinc.com. The Notice also instructs stockholders on how they may submit their proxy over the Internet or via phone. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting these materials.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, April 26, 2021, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on April 26, 2021, we had 12,200,302 shares of common stock outstanding.

How do I vote?

With respect to Proposal No. 1, you may either vote “FOR” each of the Class I nominees to the Board of Directors, or you may vote “WITHHOLD AUTHORITY” for the nominees. For each of the other proposals to be voted on, you may vote “FOR” or “AGAINST,” or abstain from voting altogether. The procedures for voting are fairly simple:

Stockholders of Record: Shares Registered in Your Name.    If on April 26, 2021, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. If you are a stockholder of record, you may vote virtually at the Annual Meeting or vote by giving us your proxy. You may give us your proxy submitting it over the internet or via phone or by completing, signing, dating and returning your proxy card. Whether or not you plan to participate in the Annual Meeting, we urge you to give us your proxy by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form, to ensure your vote is counted. You may still participate in the Annual Meeting and vote virtually if you have already voted by proxy or have otherwise given your proxy authorization.

•        VIRTUALLY:    To vote virtually, participate in the Annual Meeting, and submit your vote via the website.

•        BY MAIL:    If you received a proxy card by mail and choose to vote by mail, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.    If on April 26, 2021, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the internet as instructed by your broker or bank. To vote virtually at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy card.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock for which you are the stockholder of record as of April 26, 2021.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please provide a response for each proxy card you receive to ensure that all of your shares are voted.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: “FOR” the election of the two Class I director nominees named herein to serve on the Board of Directors, “FOR” the approval of the BM Technologies 2021 Employee Stock Purchase Plan and “FOR” the ratification of the appointment of BDO USA LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his or her discretion.

Can I change my vote after submitting my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

•        You may change your vote using the same method that you first used to vote your shares;

•        You may send a written notice that you are revoking your proxy to BM Technologies, Inc., 201 King of Prussia Road, Suite 350, Wayne, Pennsylvania, Attention: Robert Ramsey, Chief Financial Officer; or

•        You may participate in the Annual Meeting and vote virtually. Simply participating in the Annual Meeting, however, will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD AUTHORITY” votes for Proposal No. 1, and with respect to Proposal No. 2 and No. 3, “FOR,” “AGAINST” and “ABSTAIN.” A broker non-vote occurs when a nominee, such as a brokerage firm, bank, dealer or other similar organization, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a brokerage firm, bank, dealer or other similar organization, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. We believe that each of Proposal Nos. 1 (election of directors) and 2 (approval of Employee Stock Purchase Program) is a non-routine proposal. Since these proposals to be voted on at the Annual Meeting are not routine matters, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and will enclose a voting instruction form with this proxy statement. The broker or nominee will vote your shares as you direct on their voting instruction form so it is important that you include voting instructions.

Abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

How many votes are needed to approve each proposal?

The following table describes the voting requirement for each proposal:

Proposal 1	Election of two Class I Directors

The two nominees receiving the most “FOR” votes, among votes properly cast virtually or by proxy, will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, all nominees are expected to be elected as directors, as all nominees who receive votes in favor will be elected, while votes not cast or voted “WITHHOLD AUTHORITY” will have no effect on the election outcome.

Proposal 2	Approval of the BM Technologies, Inc. 2021 Employee Stock Purchase Plan	This proposal must be approved by a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.
Proposal 3	Ratification of the appointment of BDO USA LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021	This proposal must be approved by a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On April 26, 2021, the record date, there were 12,200,302 shares outstanding and entitled to vote. Thus, 6,100,152 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions will be counted towards the quorum requirement.

If a quorum is not present at the Annual Meeting, or if a quorum is present but there are not enough votes to approve one or more of the proposals, the person named as chairman of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for the Company’s 2022 Annual Meeting?

We will consider for inclusion in our proxy materials for the 2022 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices, in writing, no earlier than December 16, 2021 and no later than 5:00 p.m. (Eastern Time) on March 16, 2022, and that comply with our bylaws and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Proposals must be sent to our Corporate Secretary at BM Technologies, Inc., 201 King of Prussia Road, Suite 350, Wayne, Pennsylvania 19087.

Pursuant to our bylaws, stockholders wishing to nominate persons for election as directors or to introduce an item of business at an annual meeting that are not to be included in our proxy materials must have given timely notice thereof in writing to our Corporate Secretary. To be timely for the 2022 Annual Meeting of Stockholders, you must notify our Corporate Secretary, in writing, no earlier than December 16, 2021, and no later than 5:00 p.m. (Eastern Time) on March 16, 2022. We also advise you to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that the date of the notice for the 2022 Annual Meeting of Stockholders is more than 30 days before or after the first anniversary of the date of the notice for the 2021 Annual Meeting. In accordance with our bylaws, our board or chairman of the 2022 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

Pursuant to the Company’s bylaws, among other things, a stockholder’s notice shall set forth information as to the stockholder giving notice, as well as to each individual whom the stockholder proposes to nominate for election or reelection as a director:

•        the name, age, business address and residence address of such individual;

•        The principal occupation or employment of the individual;

•        the class, series and number of any shares of stock of the Company that are beneficially owned by such individual;

•        all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.

How can I obtain the Company’s Annual Report on Form 10-K?

A copy of our 2020 Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is available at www.ir.bmtxinc.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Our 2020 Annual Report is not incorporated into this proxy statement and shall not be considered proxy solicitation material.

We will also mail to you without charge, upon written request, a copy of any specifically requested exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Requests should be sent to: Corporate Secretary, BM Technologies, Inc., 201 King of Prussia Road, Suite 350, Wayne, Pennsylvania 19087. A copy of our Annual Report on Form 10-K has also been filed with the Securities and Exchange Commission, or the SEC, and may be accessed from the SEC’s homepage (www.sec.gov).

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company may engage a third party proxy solicitor. The proxy solicitor may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm.

In addition to these written proxy materials, directors, officers and employees of BM Technologies, Inc. may also solicit proxies in person, by telephone or by other means of communication; however, the directors, officers and employees of BM Technologies, Inc. will not be paid any additional compensation for soliciting proxies. In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by any proxy solicitor, directors, officers or employees of BM Technologies, Inc.

The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

Under this procedure, brokers are permitted to deliver a single copy of our Notice and, as applicable, any additional proxy materials that are delivered until such time as one or more of these shareholders notifies their broker that they want to receive separate copies. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, or if you are receiving multiple copies of the proxy statement and Annual Report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to: Corporate Secretary, BM Technologies, Inc., 201 King of Prussia Road, Suite 350, Wayne, Pennsylvania 19087, or by calling (484) 926-7118. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Whom should I contact if I have any questions?

If you have any questions about voting your shares or about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Robert Ramsey, Chief Financial Officer, 201 King of Prussia Road, Suite 350, Wayne, Pennsylvania 19087, Telephone: (484) 926-7118.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 16, 2021: This Proxy Statement and the Annual Report are available on-line at www.ir.bmtxinc.com.

PROPOSAL NO. 1
ELECTION OF CLASS I DIRECTORS

The Board of Directors presently has seven members. Our Board of Directors is divided into three classes. Each class has a three-year term. Class I directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2021, Class II directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2022 and Class III directors hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2023. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Vacancies on the Board of Directors may be filled by persons elected by a majority of the remaining directors and nominated by the nominating and corporate governance committee. A director elected by the Board of Directors to fill a vacancy in a class, including any vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Messrs. Aaron Hodari and Pankaj Dinodia are Class I directors; Ms. Marcy Schwab and Messrs. A.J. Dunklau and Mike Gill are Class II directors; and Ms. Luvleen Sidhu and Mr. Brent Hurley are Class III directors.

Director/Nominee(1)	Age	Class	Term Expires	Audit Committee	Nominating & Corporate Governance Committee	Compensation Committee
Aaron Hodari*		I	2021
Pankaj Dinodia*		I	2021	✓		Chair
Marcy Schwab		II	2022	Chair
A.J. Dunklau		II	2022	✓
Mike Gill		II	2022		✓
Luvleen Sidhu		III	2023
Brent Hurley		III	2023		Chair	✓

____________

*        Indicates Class I director nominees

(1)      This column reflects the current directors and nominees on the Board of Directors.

The Board of Directors has nominated two directors (upon the recommendation of the nominating and corporate governance committee), Messrs. Hodari and Dinodia, for election as Class I directors. If elected at the Annual Meeting, each of Messrs. Hodari and Dinodia would serve until the 2024 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until his death, resignation or removal. Neither of Messrs. Hodari and Dinodia is being nominated as a director for election pursuant to any agreement or understanding between such person and the Company. Each of Messrs. Hodari and Dinodia has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. Mr. Hodari is not considered a “independent director” as defined under the listing requirements and rules of the NYSE American exchange and the applicable rules of the Exchange Act. It is our policy to encourage directors and nominees for director to attend the Annual Meeting.

The directors will be elected by a plurality of the votes cast at the meeting, which means that the two nominees receiving the highest number of votes will be elected. Any shares not voted, whether by withheld authority, abstention or otherwise, will have no effect on the outcome of the election of directors. There are no cumulative voting rights with respect to the election of directors.

The Board of Directors recommends a vote “FOR” the election of all of the nominees whose names are set forth on the following pages. A stockholder can vote for or withhold his or her vote from each nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person who is nominated as a replacement. The Board of Directors has no reason to believe that the Class I director nominees named will be unable or unwilling to serve.

Information about the Nominees and Directors

Biographical information with respect to the Class I nominees up for election at the Annual Meeting, as well as each of the other directors, and such person’s qualifications to serve as a director is set forth on the succeeding pages. Unless otherwise indicated, each director has held his or her principal occupation or other positions with the same or predecessor organizations for at least the last five years. There are currently no family relationships among any director, nominee, or executive officer.

Nominees for Class I Directors

Name, Address and Age(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director/Nominee During Past 5 Years
Independent Director
Pankaj Dinodia	Director	Class I director since Business Combination; term expires 2021	Chief Executive Officer and founder of Dinodia Capital Advisors, a SEBI-registered financial advisory services firm based in New Delhi.	None.
Non-independent Director
Aaron Hodari	Director(2)	Class I director since Business Combination; term expires 2021	Managing Director of Schechter Private Capital, LLC, an investment management company.	None.

____________

(1)      The address for each of Messrs. Hodari and Dinodia is c/o 201 King of Prussia Road, Suite 350, Wayne, Pennsylvania 19087.

(2)      Mr. Hodari is not considered an independent director because of his employment with a significant shareholder of the Company.

Interested Director

Pankaj Dinodia has served as our director since the Business Combination. Since June 2011, Mr. Dinodia has been Chief Executive Officer and founder of Dinodia Capital Advisors, a SEBI-registered financial advisory services firm based in New Delhi, which provides strategic and merger and acquisitions services and works closely with several family offices on global investments and asset allocation. Prior to that, Mr. Dinodia earned his MBA from the Harvard Business School. From July 2008 to July 2009, Mr. Dinodia worked for accounting firm S.R. Dinodia & Co., developing its M&A Advisory practice. From July 2007 to July 2008, Mr. Dinodia helped establish and run Goldman Sachs’ private equity business in India. Prior to that, Mr. Dinodia had served within the Investment Banking Division at Goldman Sachs in New York City since 2005, where he provided mergers and acquisition and investment advisory services to global banks, insurance and fintech companies. He has previously served as the Founder & President of the Wharton Alumni Delhi Chapter as well as on the Executive Board for the Harvard Business School Club of India. Mr. Dinodia graduated magna cum laude at the Wharton School, earning his BS Economics degree with a concentration in finance. He also earned his MBA at the Harvard Business School. We believe that Mr. Dinodia is qualified to serve as a member of our Board of Directors based on his experience in banking, investing and providing strategic advice and mergers and acquisitions advisory services, as well has his experience mentoring start-ups across industries, including those in fintech and consumer industries.

Non-independent Director

Aaron Hodari has served as our director since the Business Combination. Mr. Hodari, a CFP and CIMA, is a Managing Director of Schechter Private Capital, LLC. Aaron Hodari works with high net worth individuals, families, business owners, and their advisors to bring them institutional quality investment management and advanced financial planning solutions. Aaron heads the firm’s branch of Private Capital, including deal sourcing, due diligence, deal structuring, and market opportunity identification. He’s also instrumental in the development of correlated and non-correlated investment alternatives, helping identify investment allocations and manager selection. He is a sought-after speaker regarding the tax advantages for hedge funds within Private Placement

Life Insurance (PPLI) and Private Placement Variable Annuity (PPVA). Prior to joining Schechter, Aaron worked at BlackRock Financial Management, New York, NY in the Institutional Account Management group where he managed relationships with institutional investors including pension funds, foundations & endowments, and family offices. While there, he specialized in customized fixed-income solutions, commodities, and hedge funds. Aaron graduated from the University of Michigan, where he majored in economics and played lacrosse. He currently sits on the school’s Dean’s Young Alumni Council and he is a member of the CAIS Advisory Council. We believe that Mr. Hodari is qualified to serve as a member of our Board of Directors based on his financial and investment management expertise.

Class II Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) Held with BM Technologies, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director/Nominee During Past 5 Years
Non-interested Directors
Marcy Schwab	Director	Class II director since Business Combination; term expires 2022	President and Founder of Inspired Leadership, LLC, a consulting, leadership advisory, and executive coaching services firm.	None.
A.J. Dunklau	Director	Class II director since Business Combination; term expires 2022

General Manager Lightbox, a due diligence, risk management and workflow solution provider from January 2021 to present.

CEO of Megalith Financial Acquisition Corp., a special purpose acquisition company, from 2017 to January 2021.

Chief Strategy Officer of AGDATA, LP, an information technology & services company, from April 2016 to 2017.

None.
Mike Gill	Director	Class II director since Business Combination; term expires 2022	Retired attorney 2016-present.	None.

____________

(1)      The address for each of Ms. Schwab and Messrs. Dunklau and Gill is c/o 201 King of Prussia Road, Suite 350, Wayne, Pennsylvania 19087.

Non-interested Directors

Marcy Schwab has served as our director since the Business Combination. Ms. Schwab is the President of Inspired Leadership, LLC, which she founded in 2012. Inspired Leadership, LLC provides consulting, leadership advisory, and executive coaching services to Fortune 500 companies, start-ups, federal, state and local agencies and not-for-profits. Ms. Schwab has also served as principal at thought LEADERS, LLC since 2016, and is a member at Forbes Coaches Counsel. From July 2019 to September 2020, Ms. Schwab served of chief of staff to the CEO of Reserve Trust Company part time, and served as Vice President of Retail Banking at Sallie Mae from 2010 to 2012. Ms. Schwab served in various roles at Capital One, including Senior Vice President, Consumer Segment Lending from 2008 to 2009, Vice President from 2007 to 2008, and Senior Business Director from 1998 to 2007. Ms. Schwab brings over 25 years of experience as a senior executive, consultant, facilitator, and leadership coach. Ms. Schwab earned an MBA from The Wharton School of Business and a Bachelor of Science in Engineering from the University of Pennsylvania. We believe that Ms. Schwab is qualified to serve as a member of our Board of Directors based on her experience as a senior leader at several consumer focused financial services companies.

A.J. Dunklau has served as our director since the Business Combination and until the Business Combination served as President of Megalith since its inception, and served Chief Executive Officer of Megalith since May 5, 2020. Since January 2021, Mr. Dunklau has served as General Manager of LightBox, a provider of due diligence, risk management, location intelligence and workflow solutions. From 2011 through 2017, Mr. Dunklau was an executive at AGDATA, LP, a provider of payment facilitation, information services, and software, which was sold to Vista Equity Partners in 2014. From 2016 to 2017 Mr. Dunklau served as AGDATA’s Chief Strategy Officer and from 2014 to 2016 he served as its Head of Product Management. From 2012 to 2014, Mr. Dunklau served as AGDATA’s Executive Vice President and General Manager of Industry Platforms, and prior to that served as Director of Business Development. From 2005 to 2011, he worked as a management consultant at A.T. Kearney, where he consulted on global projects across a range of industries, including financial services. Mr. Dunklau received his Bachelors of Science in Business Administration from Washington University in St. Louis and an MBA from the Harvard Business School. We believe that Mr. Dunklau is qualified to serve as a member of our Board of Directors based on his financial and technology experience, and experience advising, developing and growing financial services companies.

Mike Gill has served as our director since the Business Combination. Mr. Gill is a retired attorney who worked as Managing Director Global Complex Contracting at Accenture LLP from 2003 to October 2016. At Accenture LLP, Mr. Gill headed up a team of over 160 attorneys worldwide, specializing in technology, digital, outsourcing, and systems integration transactions and helping to negotiate and close large and complex customer-facing contracts across the world, including in the financial services industry. Prior to working at Accenture, Mr. Gill practiced as a transactional attorney for over 25 years in Kansas City, Missouri specializing in professional services providers, including consultants, accountants, architects and attorneys. Mr. Gill also has experience in commercial litigation, including malpractice and securities law defense. Mr. Gill earned his BS in Business from University of Missouri and his JD from University of Missouri School of Law. We believe that Mr. Gill is qualified to serve as a member of our Board of Directors based on his legal experience, experience within the financial services industry and significant experience structuring and negotiating complex transactions both domestically and globally.

Class III Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Address and Age(1)	Position(s) Held with BM Technologies, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director/Nominee During Past 5 Years
Non-interested Director
Brent Hurley	Director	Class III director since Business Combination; term expires 2023	Serial investor	None.

Name, Address and Age(1)	Position(s) Held with BM Technologies, Inc.	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director/Nominee During Past 5 Years
Interested Director
Luvleen Sidhu(2)	Chief Executive Officer and Chairman	Class III director since Business Combination; term expires 2023

Chief Executive Officer and Chairman of BM Technologies, Inc. from January 2021 to present.

Chief Executive Officer and President of BankMobile Technologies, Inc. from 2019 to 2021.

Chief Strategy Officer and President of BankMobile Technologies, Inc. from 2014 to 2019.

None.

____________

(1)      The address for each of Ms. Sidhu and Mr. Hurley is c/o 201 King of Prussia Road, Suite 350, Wayne, Pennsylvania 19087.

(2)      Ms. Sidhu is not considered an independent director because of her position with the Company.

Non-independent Director

Luvleen Sidhu has served as BankMobile’s Chief Executive Officer and Director since 2019. From February 2014 to present, Ms. Luvleen Sidhu served as Chief Strategy Officer and President of BankMobile, which she helped found. Ms. Luvleen Sidhu earned her MBA from the Wharton School of Business of the University of Pennsylvania and her bachelor’s degree from Harvard University. After graduating from Harvard and Wharton she was a management consultant at Booz & co. in their financial services practice. Ms. Luvleen Sidhu is a recognized leader in the industry and was named one of Crain’s New York Business 2020 40 Under 40 and a “Rising Star in Banking & Finance” in 2020. She was previously named Fintech Woman of the Year by Lendit Fintech for 2019. Before attending business school at Wharton, she was an analyst at Neuberger Berman and also worked as a director of corporate development at Customers Bank. While at the company, Ms. Luvleen Sidhu introduced several growth projects, including partnering with a New York City-based start-up to improve the banking experience through innovative technology. Ms. Luvleen Sidhu has been featured regularly in the media including on CNBC, Bloomberg Radio, Yahoo Finance, Fox News Radio and in The Wall Street Journal, Forbes.com, American Banker, Crain’s New York, FoxNews.com, among others. We believe that Ms. Sidhu is qualified to serve as a member of our Board of Directors based on her extensive experience creating and developing the BankMobile platform since our inception and her fintech experience and insights.

Independent Director

Brent Hurley has served as our director since the Business Combination. Since July 2016, Mr. Hurley has been a serial angel investor in various technology start-up companies and participated in multiple venture funds. Mr. Hurley has been a member of MFA Investor Holdings, the sponsor of MFAC, since 2018. From January 2015 to June 2016, Mr. Hurley was Chief Executive Officer and Co-founder of SayMore, a social network start-up company. From November 2011 to January 2015, Mr. Hurley served as Chief Financial Officer of MixBit, Inc. (previously AVOS Systems), a multinational consumer technology company backed by GV (formerly Google Ventures) and NEA. Prior to that, Mr. Hurley was a founding team member of YouTube for four years until its sale to Google, serving as Director of Finance and Operations from 2005 to 2007 and, following the sale to Google, Manager on the YouTube Strategic Partnerships Team. Prior to that, Mr. Hurley was a buyside securities trader and portfolio accountant at Fisher Investments. Mr. Hurley began his career as an intern at PayPal, Inc. when it had less than 25 employees. Mr. Hurley served on the board of directors of MixBit, a private company, from 2014 to 2018, and has served two 3-year terms on the Board of Trustees at Albright College, and one term on the Harvard Business School Alumni Board. Mr. Hurley earned his BS in Finance & Philosophy from Albright College and his MBA from Harvard Business School. We believe that Mr. Hurley is qualified to serve as a member of our Board of Directors based his extensive experience investing in and developing technology start-up companies and his finance and accounting experience.

CORPORATE GOVERNANCE

Our Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics are posted on the Corporate Governance portion of the Company’s website. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and officers on the same website.

Board Composition

Our business affairs are managed under the direction of our Board. Our Board consists of seven members, at least a majority of whom qualify as independent within the meaning of the independent director guidelines of the NYSE American. Ms. Luvleen Sidhu and Mr. Hodari are not considered independent.

Our Board is divided into three staggered classes of directors. At each annual meeting of our stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:

•        the Class I directors are Aaron Hodari and Pankaj Dinodia, and their terms will expire at the annual meeting of stockholders to be held in 2021;

•        the Class II directors are A.J. Dunklau, Marcy Schwab, and Mike Gill, and their terms will expire at the annual meeting of stockholders to be held in 2022; and

•        the Class III directors are Luvleen Sidhu and Brent Hurley, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Our Charter provides that the Company Board will consist of one or more members, and the number of directors may be increased or decreased from time to time by a resolution of the Company Board. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. This classification of the Company Board may have the effect of delaying or preventing changes in control of the Company.

Each of the Company’s officers serve at the discretion of the Company Board and will hold office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal. There are no family relationships among any of the directors or officers of the Company. The Company Board has appointed Pankaj Dinodia as lead director to help management coordinate with the independent directors.

Director Independence

The Company’s Common Stock is listed on the NYSE American. Under the NYSE rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the NYSE rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the NYSE rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of the NYSE. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the NYSE rules.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of the NYSE, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of the NYSE, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board has undertaken a review of the independence of each director and considered whether each director of the Company has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we determined that Pankaj Dinodia, Mike Gill, Brent Hurley, A.J. Dunklau, and Marcy Schwab will be considered “independent directors” as defined under the listing requirements and rules of the NYSE and the applicable rules of the Exchange Act.

Board Leadership Structure

We believe that the structure of our Board and its committees will provide strong overall management of the Company.

Committees of the Company Board

The Company Board has an audit committee, compensation committee and nominating and corporate governance committee. The composition and responsibilities of each of the committees of the Board of Directors is described below. Members serve on these committees until their resignation or until as otherwise determined by the Company Board.

Audit Committee

Each of the members of the Company’s audit committee satisfies the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of the NYSE. The Company also determines that Mr. Dunklau qualifies as an “audit committee financial expert” as defined in the SEC rules and satisfies the financial sophistication requirements of the NYSE. The Company’s audit committee is responsible for, among other things:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Company’s interim and year-end financial statements;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing the Company’s policies on and oversees risk assessment and risk management, including enterprise risk management;

•        reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures; and

•        approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Company Board has adopted a written charter for the audit committee, which is available on the Company’s website.

Compensation Committee

Each of the members of the Company’s compensation committee meet the requirements for independence under the applicable rules and regulations of the SEC and rules of the NYSE. The Company’s compensation committee is responsible for, among other things:

•        reviewing, approving and determining the compensation of the Company’s officers and key employees;

•        reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Company Board or any committee thereof;

•        administering the Company’s equity compensation plans;

•        reviewing, approving and making recommendations to the Company Board regarding incentive compensation and equity compensation plans; and

•        establishing and reviewing general policies relating to compensation and benefits of the Company’s employees.

The Company Board has adopted a written charter for the compensation committee, which is available on the Company’s website.

Nominating and Corporate Governance Committee

Each of the members of the nominating and corporate governance committee meet the requirements for independence under the applicable rules and regulations of the SEC and rules of the NYSE. The nominating and corporate governance committee is responsible for, among other things:

•        identifying, evaluating and selecting, or making recommendations to the Company Board regarding, nominees for election to our Board and its committees;

•        evaluating the performance of our Board and of individual directors;

•        considering, and making recommendations to the Company Board regarding, the composition of our Board and its committees;

•        reviewing developments in corporate governance practices;

•        evaluating the adequacy of the corporate governance practices and reporting;

•        reviewing related person transactions; and

•        developing, and making recommendations to the Company Board regarding, corporate governance guidelines and matters.

Our Board has adopted a written charter for the nominating and corporate governance committee, which is available on our website.

Code of Conduct and Ethics

We have posted our Code of Conduct and Ethics and expect to post any amendments to or any waivers from a provision of our Code of Conduct and Ethics on our website, and also intend to disclose any amendments to or waivers of certain provisions of our Code of Conduct and Ethics in a Form 8-K.

Compensation Committee Interlocks and Insider Participation

None of the Company’s officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or the board of directors of another entity, one of whose officers served on the Company’s compensation committee, or (ii) as a member of the compensation committee of another entity, one of whose officers served on the Company Board.

Related Person Policy of the Company

The Company has adopted formal written policy providing that the Company’s officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of the Company’s capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with the Company without the approval of the Company’s nominating and corporate governance committee, subject to the exceptions described below.

A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involves exceeds the lesser of $120,000 or 1% of our average total assets. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy.

Under the policy, the Company will collect information that the Company deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder, to enable the Company to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under the Code of Conduct, employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

The policy will require that, in determining whether to approve, ratify or reject a related person transaction, our nominating and corporate governance committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of our stockholders, as our nominating and corporate governance committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Our nominating and corporate governance committee has determined that certain transactions will not require the approval of the nominating and corporate governance committee, including certain employment arrangements of officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis and transactions available to all employees generally.

Director Attendance

Each director is strongly encouraged to attend each annual meeting of stockholders. This Annual Meeting will be our first annual meeting of stockholders.

Our corporate governance guidelines provide that directors should be prepared for and attend Board meetings and actively participate in Board discussions. Because we completed our Business Combination in 2021, none of our incumbent directors were on our Board of Directors in 2020.

EXECUTIVE COMPENSATION

The following sets forth information about the compensation paid to or accrued by our principal executive officer and our two other most highly compensated persons serving as executive officers as of the periods indicated for services rendered for such periods. These executives are referred to as our “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	RSUs ($)	Stock Options ($)(2)	Bonus ($)	All Other Compensation ($)(3)	Total ($)
Luvleen Sidhu	2020	$275,000	$100,300	$0	$0	$8,100	$383,400
Chief Executive Officer	2019	$275,000	$0	$622,756	$0	$8,019	$905,775
	2018	$250,000	$62,517	$0	$0	$7,500	$320,017
Robert Savino(5)	2020	$250,000	$0	$0	$120,000	$7,319	$377,319
Chief Product and	2019	$250,000	$0	$311,378	$100,000	$7,173	$668,551
Technology Officer	2018	$250,000	$0	$0	$100,000	$6,715	$356,715
Andrew Crawford	2020	$279,292	$0	$0	$0	$8,100	$287,392
Chief Commercial Officer	2019	$279,292	$0	$0	$0	$8,100	$287,392
	2018	$272,480	$54,501	$0	$0	$7,993	$334,974

____________

(1)      BankMobile Technologies, Inc. paid all amounts for fiscal year 2020.

(2)      All stock options relating to Customers Bancorp stock were granted by Customers Bancorp on April 3, 2019 at a grant price of $18.62. Ms. Luvleen Sidhu was awarded 100,000 options. Mr. Savino received 50,000 options. The options were granted pursuant to a 5 year waterfall vesting schedule. Customers Bancorp accelerated vesting in connection with the Business Combination.

(3)      All other compensation reflects 401(K) match.

(5)      Robert Savino’s employment ended on January 13, 2021.

Narrative Disclosure to the Summary Compensation Table

The compensation paid to Ms. Sidhu, Mr. Savino and Andrew Crawford in 2020 consisted of base salary, certain restricted stock units granted by Customers Bancorp and vesting in connection with the Business Combination, cash bonuses, and a 401(K) match by BankMobile Technologies, Inc. All cash amounts paid in fiscal year 2020 were paid by BankMobile Technologies, Inc.

Employment Agreements

We currently have employment agreements in place with Ms. Luvleen Sidhu, our Chief Executive Officer, Andrew Crawford, our Chief Commercial Officer, Robert Diegel, our Chief Operating Officer, and Warren Taylor, our Chief Customer Officer.

Ms. Luvleen Sidhu’s employment agreement has a term of two years and provides for immediate vesting of any equity incentive interests if terminated without cause or terminated for good reason. Ms. Luvleen Sidhu’s employment agreement automatically renews thereafter for successive two year periods unless either the Company or the employee give written notice to the other at least sixty (60) days prior to the end of the applicable term.

Messrs. Crawford, Diegel and Taylor’s employment agreements have a term of one year and provide for accelerated vesting of any equity incentive interests if terminated without cause or terminated for good reason. The employment agreements automatically renew thereafter for successive one-year periods unless either the Company or the employee give written notice to the other at least sixty (60) days prior to the end of the applicable term.

Ms. Luvleen Sidhu is entitled to receive an annual base salary of at least $275,000 pursuant to her employment agreement and incentive compensation in an amount, in such form, and at such time as approved by our Board. Such incentive compensation may take the form of cash payments (“Cash Bonus”), transfers of stock, stock appreciation awards, restricted stock units or stock options. Ms. Luvleen Sidhu is entitled to receive severance compensation in the event of a termination of her employment by the Company without “Cause” or by the executive for “Good

Reason” in an amount equal to the sum of her then current base salary plus the average of the annual performance bonus (consisting of both cash and other incentive compensation, but excluding the Company match of any deferred compensation) provided to her with respect to the three (3) fiscal years of the Company immediately preceding the fiscal year of termination, for the greater of two (2) years or the period of time remaining in the applicable term, paid in equal installments on the normal pay dates following Ms. Luvleen Sidhu’s separation from service with the Company, subject to execution of a release of claims. Ms. Luvleen Sidhu is also eligible for employee benefits and shall be entitled to a fraction of any Cash Bonus for the fiscal year of the Company within which Ms. Luvleen Sidhu’s termination of employment occurs which, based upon the criteria established for such Cash Bonus, would have been payable to her had she remained employed through the date of payment.

Messrs. Crawford, Diegel and Taylor are entitled to receive an annual base salary of at least $279,292, $250,000 and $250,000, respectively, pursuant to their respective employment agreement and incentive compensation in an amount, in such form, and at such time as approved by our Board. Each of these executives are entitled to receive severance compensation in the event of a termination of his employment by the Company without “Cause” or by the executive for “Good Reason” in an amount equal to the sum of their then current base salary plus the average of the annual performance bonus (consisting of both cash and other incentive compensation, but excluding the Company match of any deferred compensation) provided to them with respect to the three (3) fiscal years of the Company immediately preceding the fiscal year of termination, for the greater of one (1) year or the period of time remaining in the applicable term, paid in equal installments on the normal pay dates following their separation from service with the Company, subject to execution of a release of claims. Messrs. Crawford, Diegel and Taylor are also eligible for employee benefits and shall be entitled to a fraction of any Cash Bonus for the fiscal year of the Company within which their termination of employment occurs which, based upon the criteria established for such Cash Bonus, would have been payable to them had they remained employed through the date of payment.

Equity Incentive Plan

We have also entered into our 2020 Equity Incentive Plan, which became effective upon the closing of the Business Combination. The Equity Incentive Plan provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and its affiliates. Additionally, the Equity Incentive Plan provides for the grant of performance cash awards. ISOs may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants. Initially, the aggregate number of shares of Common Stock that may be issued pursuant to stock awards under the Equity Incentive Plan after the Equity Incentive Plan becomes effective will not exceed 10% of the issued and outstanding shares of our common stock immediately after the closing of the Business Combination.

The maximum number of shares of Common Stock subject to awards granted under the Equity Incentive Plan or any other equity plan maintained by us during any single fiscal year to any non-employee director, taken together with any cash fees paid to the director during the year, will not exceed $300,000 in any calendar year.

The Equity Incentive Plan permits the grant of performance-based stock and cash awards. The Plan Administrator can structure such awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain performance goals during a designated performance period.

Director Compensation

For fiscal year 2020, BankMobile did not provide director compensation to its directors. However, all of the directors were reimbursed for their reasonable out-of-pocket expenses related to their services as a member of the BankMobile board of directors. Our Board has adopted a non-employee director compensation plan beginning in fiscal year 2021 that provides that we will pay our non-employee directors an annual fee of $20,000, paid in quarterly installments. We will also reimburse our directors for their reasonable out of pocket expenses related to their services as a member of our board of directors. In addition, our non-employee directors will also be eligible to receive shares of stock pursuant to our 2020 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2020 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or 1% of our average total assets, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under the section entitled “Executive Compensation.” For the purposes of this section, “Megalith” refers to Megalith Financial Acquisition Corp. prior to the Business Combination.

Related Person Policy

Our code of ethics requires us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations includes any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving us.

In addition, our audit committee, pursuant to its charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction.

Founders Shares

On November 13, 2017, MFA Investor Holdings LLC (the “Sponsor”) purchased 4,312,500 Founder Shares for an aggregate price of $25,000. The Founder Shares automatically converted into shares of Class A Common Stock upon the consummation of the Business Combination. MFA Investor Holdings LLC forfeited 80,278 Founder Shares on September 21, 2018. The Founder Shares forfeited by the Sponsor were cancelled by the Company.

The Sponsor and its members have agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of an initial business combination or (B) subsequent to the initial business combination, (x) if the last sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any thirty (30) trading day period commencing at least one-hundred fifty (150) days after the initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. The Sponsor distributed its Founders Shares to its members.

Placement Warrants

Concurrently with the closing of the Megalith IPO, the Sponsor and Chardan Capital Markets, LLC (“Chardan”) purchased an aggregate of 6,560,000 Placement Warrants at a price of $1.00 per Placement Warrant (5,810,000 by the Sponsor and 750,000 by Chardan) for an aggregate purchase price of $6,560,000. Each whole Placement Warrant is exercisable for one whole share of Class A Common Stock at a price of $11.50 per share (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like and for certain issuances of equity or equity-linked securities). Concurrently with the underwriter’s partial exercise of the over-allotment, Megalith consummated a private sale of an additional 385,778 Placement Warrants to the Sponsor at a price of $1.00 per Placement Warrant generating gross proceeds of $385,778. The Placement Warrants are non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. In addition, for as long as the Placement Warrants are held by Chardan or its designees or affiliates, they may not be exercised after five years from August 23, 2018.

Support Services

The Company entered into an agreement whereby, commencing on August 23, 2018 until October 31, 2020, Megalith paid an affiliate of the Sponsor a monthly fee of $2,000 for office space, as well as certain administrative and support services, as may be required by Megalith from time to time. This agreement terminated upon the Business Combination. In 2020, Megalith paid a total of $20,000 under this agreement.

Megalith paid an entity affiliated with its President and Chief Executive Officer a fee of approximately $7,692 every two weeks until November 15, 2020. A bonus of $78,000 was paid out after the successful completion of the Megalith IPO. This agreement terminated upon the Business Combination. In 2020, Megalith paid a total of $165,384 under this agreement.

Sponsor Share Letter

Pursuant to a letter agreement (the “Sponsor Share Letter”) the Sponsor entered into concurrently with the Merger Agreement, with Megalith and BankMobile, at the consummation of the Business Combination, the Sponsor forfeited 2,932,222 of its Founder Shares, subjected an additional 300,000 of its Founder Shares to potential vesting and forfeiture based on a stock-price based earnout over a seven year period from the Closing, and transferred 101,703 of its Founder Shares to stockholders of Customers Bank at Closing. Sponsor also transferred 178,495 of its Founder shares and 1,311,501 private placement warrants to certain investors in the PIPE Financing.

Registration Rights

The holders of Megalith’s founder shares, private placement warrants and warrants that may be issued upon conversion of working capital loans (and any shares of Class A Common Stock issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of working capital loans and upon conversion of the founder shares) are entitled to registration rights pursuant to a registration rights agreement, requiring us to register such securities for resale (in the case of the founder shares, only after conversion to Class A Common Stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed by us, and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. In the case of the founder shares, the lock-up period will expire on the earlier of (A) January 4, 2022, or (B) (x) if the last sale price of Megalith’s Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any 30-trading day period commencing at least one-hundred fifty (150) days after January 4, 2021, or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. In the case of the private placement warrants and the respective Class A Common Stock underlying such warrants, the lock-up period will expire thirty (30) days after January 4, 2021. In the case of Chardan, in addition to the foregoing restriction on transfer of the private placement warrants until thirty (30) days after January 4, 2021, the private placement warrants purchased by Chardan shall not be sold during the offering, or sold, transferred, assigned, pledged or hypothecated for a period of one-hundred eighty (180) days immediately following the date of effectiveness of the registration statement of which this prospectus forms a part or commencement of sales of this offering, except to any member participating in the offering and the officers or partners thereof, if all securities so transferred remain subject to the lock-up restriction described in this sentence for the remainder of the time period. Additionally, the private placement warrants purchased by Chardan shall not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of one-hundred eighty (180) days immediately following the date of effectiveness of the registration statement of which this prospectus forms a part or commencement of sales of this offering. Furthermore, notwithstanding the foregoing, pursuant to FINRA Rule 5110 Chardan may not exercise its demand and “piggyback” registration rights after five (5) and seven (7) years, respectively, after the effective date of the registration statement of which this prospectus forms a part and may not exercise its demand rights on more than one occasion. We will bear the expenses incurred in connection with the filing of any such registration statements.

Customers Bank

Prior to the Business Combination, we were a wholly-owned subsidiary of Customers Bank, which is the wholly-owned bank subsidiary of Customers Bancorp, Inc. Luvleen Sidhu is the daughter of Mr. Jay Sidhu, the Chairman & CEO of Customers Bancorp and the Executive Chairman of Customers Bank. Ms. Luvleen Sidhu has served as our Chief Executive Officer since January 2020 and was previously our President and Chief Strategy Officer. For a summary of Ms. Luvleen Sidhu’s compensation, bonus and equity award grants, see the section entitled “Executive Compensation.”

Jay Sidhu is the Chairman & CEO of Customers Bancorp and Executive Chairman of Customers Bank. Mr. Jay Sidhu also served the Executive Chairman of the board of directors of Megalith through August 7, 2020, and is a controlling member of the Sponsor.

Samvir Sidhu is Head of Corporate Development of Customers Bancorp and Vice Chairman & Chief Operating Officer of Customers Bank. He also served on the board of directors of Megalith and is a member of the Sponsor. Mr. Samvir Sidhu is the son of Mr. Jay Sidhu and brother of Ms. Luvleen Sidhu.

Bhanu Choudhrie previously served on the board of directors of Customers Bancorp. Mr. Choudhrie also served on the board of directors of Megalith prior to the Business Combination and is a controlling member of the Sponsor.

Customers Bancorp, Customers Bank, and BankMobile were parties to an Amended and Restated Intercompany Services Agreement (“Intercompany Agreement”) until it was terminated upon the consummation of the Business Combination.

Customers Bank and BankMobile were subject to a Non-Negotiable Demand Promissory Note and Line of Credit Agreement (“Intercompany Note”) until it was terminated upon the consummation of the Business Combination.

Effective upon the consummation of the Business Combination, we entered into with Customers Bank the Transition Services Agreement, Licensing Agreement, Deposit Processing Services Agreement, Non-Competition Agreement and Loan Agreement.

Transition Services Agreement

On January 4, 2021, we entered into that certain Transition Services Agreement (the “Transition Services Agreement”) with Customers Bank, pursuant to which each party agrees for a period of up to twelve months to provide certain transition services listed therein to the other party. In consideration for the services, we will pay Customers Bank a service fee of $12,500 per month, plus any expenses associated with the services. We may terminate the Transition Services Agreement without penalty with at least 30 days advance written notice if we determine there is no longer a business need for the services.

License Agreement

On January 4, 2021, we entered into that certain Software License Agreement (the “License Agreement”) with Customers Bank, providing that we grant a non-exclusive, nontransferable, royalty-free license to use the mobile banking technology to Customers Bank for a period of ten years. The License Agreement may be terminated upon either party’s uncured material breach, provided that if the agreement is terminated for our uncured material breach, then we shall pay Customers Bank an early termination fee equal to the product of $10 million, and the number of whole months remaining in the term divided by 120. The license is subject to certain other restrictions on use and customary conditions set forth in the License Agreement.

Deposit Servicing Agreement

On January 4, 2021, we entered into that certain Deposit Processing Services Agreement (the “Deposit Servicing Agreement”) with Customers Bank, providing that Customers Bank would establish and maintain deposit accounts and other banking services in connection with customized products and services offered by us, and we would provide certain other related services in connection with the accounts. The initial term continues until December 31, 2022, which shall automatically renew for additional three year terms unless either party gives written notice of nonrenewal within 180 days prior to the expiration of the term. The Deposit Servicing Agreement may be terminated early by either party upon material breach, upon notice of an uncured objection from a regulatory authority, or by us upon 90 days’ written notice upon the satisfaction of certain conditions. As compensation, Customers Bank will retain any and all revenue generated from the funds held in the deposit accounts, and Customers Bank will pay us a monthly servicing fee equal to 150 basis points for deposit servicing and 150 basis points for net interest margin sharing, and a monthly interchange fee equal to all debit card interchange revenues on demand deposit accounts generated by us for Customers Bank plus the difference between Durbin Exempt and Durbin regulated interchange revenue, as determined pursuant to the Deposit Servicing Agreement.

Non-Competition Agreement

On January 4, 2021, Customers Bank entered into that certain Non-Competition and Non-Solicitation Agreement (the “Non-Competition Agreement”) in favor of and for the benefit of us, our subsidiaries and each of their respective affiliates and successors (each, a “Covered Party”), providing that Customers Bank will not for a period of 4 years after the closing of the Business Combination directly or indirectly engage in the “Business” (as defined in the Non-Competition Agreement) in the Territory (as defined in the Non-Competition Agreement), except for white label digital banking services with previously identified parties and passive investments of no more than 2% of a class of equity interests of a competitor that is publicly traded. Customers Bank also agreed not to directly or indirectly hire or solicit any employees of a Covered Party.

Indemnification Agreements

On January 4, 2021, we entered into standard indemnification agreements with each of our senior officers and directors, requiring us to indemnify him or her against certain liabilities that may arise by reason of their service to us, to the fullest extent permitted by Delaware law.

Loan Agreement

On January 4, 2021, we and our subsidiary BTMX, Inc. entered into a Loan Agreement (the “Debt Agreement”) with Customers Bank (the “Lender”) providing for a line of credit of up to $10 million, subject to a borrowing base requirement based on our and our subsidiary’s accounts receivables. Borrowings made under the Debt Agreement are subject to an interest rate equal to the 1-month London Interbank Offered Rate plus 375 basis points, and are secured by our and our subsidiary’s assets. Borrowed funds may be repaid at any time without penalty. Concurrent with signing the Debt Agreement, we drew approximately $5.4 million under the Debt Agreement to refinance intercompany debt owed by BankMobile to Customers Bank immediately prior to the Closing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our common stock by:

•        each person known by us to be the beneficial owner of more than 5% of any class of our common stock;

•        all executive officers and directors of the Company.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 12,200,302 shares of Class A common stock outstanding as of April 26, 2021. The table below does not include the Class A Common Stock underlying the Placement Warrants held or to be held by the Company’s officers or Sponsor because these securities are not exercisable within sixty (60) days. This table also assumes that there are no issuances of equity securities under the 2020 Equity Incentive Plan.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 201 King of Prussia Road, Suite 350, Wayne, PA 19087.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers
Luvleen Sidhu(1)	809,248	6.64%
Pankaj Dinodia	0	*
Mike Gill	0	*
Aaron Hodari(2)	0	*
Brent Hurley	10,322	*
A.J. Dunklau	77,416	*
Marcy Schwab	0	*
Robert Ramsey(3)	57,805	*
Robert Diegel(4)	97,612	*
All executive officers and directors as a group (9 individuals)	1,052,403	8.6%

Greater than Five Percent Holders:
Schechter Private Capital Funds(5)	1,912,599	15.7%
OxFORD Asset Management LLP(6)	971,487	8.0%

____________

*        Less than 1%

(1)      Includes 809,248 shares that Ms. Luvleen Sidhu was directed from CUBI in connection with a severance agreement she entered into with CUBI, which shares are subject to restrictions on transfer and clawback if Ms. Sidhu does not maintain her service to the Company.

(2)      Mr. Hodari has indirect interest in the shares of common stock of the Company through his ownership of membership interests in Schechter Private Capital, LLC, but does not have voting or dispositive control over the shares and disclaims ownership of any of the shares of common stock of the Company held by Schechter Private Capital Fund I, LLC.

(3)      Includes 57,805 Merger Consideration Shares that Mr. Ramsey was directed from CUBI in connection with a severance agreement he entered into with CUBI, which shares are subject to restrictions on transfer and clawback if Mr. Ramsey does not maintain his service to the Company.

(4)      Includes 96,339 Merger Consideration Shares that Mr. Diegel was directed from CUBI in connection with a severance agreement he entered into with CUBI, which shares are subject to restrictions on transfer and clawback if Mr. Diegel does not maintain his service to the Company.

(5)      According to a Form 3 filed with the SEC on February 3, 2021, includes 924,423 shares held by Schechter Private Capital Fund I, LLC — Series Q and 988,176 shares held by Schechter Private Capital Fund I, LLC — Series Q2. Schechter Private Capital Fund I, LLC is managed by Schechter Private Capital, LLC. Decisions regarding the voting or disposition of the shares held by the foregoing are made by the President of Schechter Private Capital, LLC, Marc Schechter. Mr. Hodari disclaims ownership of any of the shares of common stock of the Company held by Schechter Private Capital Fund I, LLC. The address of Schechter Private Capital Fund I, LLC-Series Q and Schechter Private Capital Fund I, LLC-Series Q2 is 251 Pierce Street, Birmingham, MI 48009.

(6)      According to a Schedule 13G filed with the SEC on February 13, 2020, OxFORD serves as investment adviser to OxAM Quant Fund Limited. The address of the principal business office of the reporting person is OxAM House, 6 George Street, Oxford, United Kingdom, OX1 2BW.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our Common Stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2020, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

PROPOSAL NO. 2
APPROVAL OF THE BM TECHNOLOGIES, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN

The Company is requesting that shareholders approve the BM Technologies, Inc. 2021 Employee Stock Purchase Plan (the “Purchase Plan”). The following summary of major features of the Purchase Plan is subject to the specific provisions in the full text of the Purchase Plan set forth as Exhibit “A” to this Proxy Statement.

The Purchase Plan will permit participants to purchase shares of the Company’s common stock directly from the Company from authorized but previously unissued shares or shares held in the treasury. The Company will use the proceeds it receives from the sale of the common stock pursuant to the Purchase Plan for general corporate purposes. It is the Company’s intention that the Purchase Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Purpose of the Purchase Plan

The purpose of the Purchase Plan is to provide an incentive for eligible employees to remain in the employ of the Company and to devote their best efforts to its success by affording such employees an opportunity to acquire the Company’s common stock in a convenient and advantageous manner and to maintain a proprietary interest in the Company. The Company believes that employees who participate in the Purchase Plan will have a closer identification with the Company by virtue of their ability, as shareholders, to participate in the Company’s growth and earnings.

Key Terms

The Purchase Plan is designed to meet the requirements of Code Sections 421 and 423 and to reflect prevailing corporate governance and compensation best practices. The following is a summary of the key provisions of the Purchase Plan:

Effective Date:	May 1, 2021.
Plan Term:

Unless terminated earlier by the Company’s Board of Directors, the Purchase Plan will remain in effect until the earlier of the date in which all shares of common stock reserved thereunder have been purchased or April 30, 2031.

Eligible Participants:

Any person, including a Company officer, who is an employee of the Company for tax purposes and who is customarily employed for at least 20 hours per week and has been continuously employed by the Company for at least one year preceding the offering date.

Shares Authorized:	500,000 shares of the Company’s common stock, par value $0.0001 per share, subject to adjustment at the discretion of the Board of Directors upon changes in the Company’s capitalization.
Shares Authorized as a Percent of Outstanding Common Stock:	Less than 1% of shares outstanding on April 26, 2021.
Purchase Price:	85% of the fair market value of the Company’s common stock on the offering date but in any event in accordance with Code Section 423.
Share Limits Per Person:	The lesser of $25,000 in fair market value or 15% of a participant’s eligible compensation per employee per calendar year.

Eligibility

Any employee, who, on the offering date, has at least one year of continuous service with the Company or a subsidiary of the Company, and customarily works at least 20 hours per week is eligible to participate in the Purchase Plan. Non-employee directors of the Company are ineligible to participate in the Purchase Plan.

Administration of the Purchase Plan

The Board of Directors, or the Compensation Committee (“Committee”) administers the Purchase Plan except where the Purchase Plan specifically reserves the determination of matters to the Board of Directors. The Committee has the authority to make final and binding decisions, determinations of all questions of, and interpretations with respect to, the operation of the Purchase Plan.

Participation in the Purchase Plan

The Board of Directors will, from time to time in its discretion, make offerings to eligible employees to purchase the Company’s common stock under the Purchase Plan. The terms and conditions for each such offering shall specify the offering date, the offering price, the offering period and the number of shares of common stock that may be purchased under the offering. The offering period may have a length between one month and one year. The Committee will give notice to eligible employees of each offering and the terms and conditions for each offering. Each eligible employee who desires to accept all or any part of the option to purchase shares of common stock under an offering shall signify his or her election to do so by authorizing the Company, in the form and manner prescribed by the Committee, to make payroll deductions pursuant to the Plan.

Purchasing Stock

A participant may designate that the Company use payroll deductions to purchase stock at a rate that is at least 1% and that does not exceed 5% of such participant’s compensation, which rate the Board of Directors may change from time to time. Such election and authorization must be made at least 15 days prior to an offering period and shall continue in effect unless and until such participant changes his or her payroll deductions or terminates his or her employment with the Company. The price of each share of common stock purchased under the Purchase Plan will be equal to its fair market value as of the end of such offering period less a 15% discount. The Purchase Plan defines “fair market value” as follows: (a) if the common stock is traded on a national securities exchange, the closing price on the applicable day, or if the common stock did not trade on such day, the closing price on the most recent preceding day on which there was a trade; (b) if the common stock is quoted on an automated quotation system, the closing price on the applicable day, or if the common stock did not trade on such day, the mean between the closing bid and asked prices on such day; or (c) in all other cases, the “fair market value” as determined by the Committee in good faith and using such financial sources as it deems relevant and reliable (but in any event not less than fair market value within the meaning of Code Section 409A). The number of shares purchased is determined by dividing the payroll deductions for the payroll period by the price paid by the participant.

Limitations

If the event of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, combination or reclassification of the Company’s common stock or similar event affecting the common stock, the Board will appropriately adjust the number of shares available under the Purchase Plan.

The Purchase Plan does not permit a participant to purchase common stock with a fair market value in excess of $25,000 in any one calendar year. These limitations are to ensure, in part, that the Purchase Plan complies with Code requirements.

A participant does not have the rights of a shareholder until the participant actually purchases the shares of stock. A participant may not transfer the right to purchase stock under the Purchase Plan.

Withdrawing from the Purchase Plan

A participant may stop participating in the Purchase Plan at any time by providing notice in the form specified by the Committee. A participant may, at any time, elect to withdraw part or all of the shares of Common Stock, except fractional shares, held in his or her account. Thereafter, a certificate for the number of whole shares which such participant has elected to withdraw shall be issued to him or her. No certificate for fractional shares will be issued, and the value of any fractional shares shall be paid in cash. If a participant terminates employment at the Company at any time, participation in the Purchase Plan automatically terminates.

Termination and Amendments

The Board has the power to amend or terminate the Purchase Plan at any time, except that the Board may not, without first obtaining shareholder approval, increase the maximum number of shares reserved under the Purchase Plan other than as otherwise provided in the Purchase Plan, reduce the price at which shares subject to options granted under the Purchase Plan may be purchased, change the definition of subsidiaries eligible to participate in the Purchase Plan, or otherwise materially increase the benefits provided in the Purchase Plan. Unless the Purchase Plan is previously terminated by the Board, it will terminate on April 30, 2031.

Certain Federal Income Tax Consequences of the Purchase Plan

The following summarizes the federal income tax consequences of an employee’s participation in the Purchase Plan. This summary does not address federal employment taxes, state and local income taxes, and other taxes that may be applicable and is not intended to be a complete description of the tax consequences of participation in the Purchase Plan.

The Company intends that the Purchase Plan qualify as an “employee stock purchase plan” within the meaning of Code Section 423. As such, a participant will not recognize taxable income upon enrollment in the Purchase Plan or purchasing shares. In general, a participant recognizes taxable income in the year in which the shares of stock purchased under the Purchase Plan is sold or otherwise disposed of (including by gift).

Qualifying Dispositions.    If a participant does not dispose of shares acquired pursuant to the Purchase Plan until at least two years have passed from the beginning of the month in which the participant acquired such shares (a “qualifying disposition”), the participant will have ordinary income in the year of the qualifying disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the start of the option period exceeds the purchase price paid for such shares or (ii) 10% of the fair market value of the shares on the start of the option period in which the shares were acquired. The amount of ordinary income will be added to the basis of the stock and any additional gain recognized upon the qualifying disposition will be a long-term capital gain. If the fair market value on the date of the qualifying disposition is less than the purchase price paid for the shares, there will be no ordinary income and any loss will be a long-term capital loss.

Disqualifying Dispositions.    If a participant disposes of shares acquired pursuant to the Purchase Plan at any time within two years from the start of the option period in which the participant acquired such shares (a “disqualifying disposition”), the participant will have ordinary income in the year of the disqualifying disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price. The amount of the ordinary income will be added to the basis of the stock, and any resulting gain or loss upon the disposition will be a capital gain or loss. The capital gain or loss will be long-term if the participant holds the stock for more than one year.

When a participant disposes of shares acquired under the Purchase Plan in a disqualifying disposition, the Company may take a deduction for federal income tax purposes in an amount equal to the ordinary income the participant recognizes in the disposition. The Company is not entitled to any other deductions if shares are disposed of in a qualifying disposition. Participants may be limited in their ability to take capital losses that they may incur. Maximum tax rates applicable to capital gains vary, so treatment of any particular participant’s capital gains will also vary.

New Plan Benefits

It is not possible to determine the number of shares of stock that any particular individual, including any of the named executive officers, will purchase under the Purchase Plan in the future.

Voting Requirements

The affirmative vote of a majority of votes cast at the meeting, assuming the presence of a quorum, is required for the adoption of this Proposal.

RECOMMENDATION

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE “FOR” PROPOSAL NO. 2 APPROVAL OF THE BM TECHNOLOGIES, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. WithumSmith+Brown PC (“Withum”) served as the Company’s independent registered public accounting firm in fiscal year 2020 and was the Company’s independent registered public accounting firm until April 27, 2021 when the Audit Committee appointed BDO as the Company’s independent registered public accounting firm, effective April 29, 2021. The Company has been advised by BDO that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its affiliates, in any capacity. One or more representatives of BDO and Withum is expected to be present at this year’s Annual Meeting with an opportunity to make a statement if he or she desires to do so and to answer appropriate questions with respect to that firm’s examination of the Company’s financial statements and records for the fiscal year ended December 31, 2020.

Although the submission of the appointment of BDO is not required by the Company’s bylaws, the Board is submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, we will not be bound to seek another independent registered public accountant for 2021, but the selection of other independent registered public accounting firms will be considered in future years.

Audit and Other Fees Paid to Independent Registered Public Accounting Firms

We have paid or expect to pay the following fees to BDO and Withum for work performed in 2019 and 2020 or attributable to the audit of our 2019 and 2020 consolidated financial statements:

	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Audit Fees paid to Withum	$96,049	$50,915
Audit-Related Fees paid to Withum	0	0
Tax Fees paid to Withum	0	0
All Other Fees paid to Withum	0	0
TOTAL FEES PAID TO WITHUM	$96,049	$50,915

Audit Fees paid to BDO	$384,237	$0
Audit-Related Fees paid to BDO	0	0
Tax Fees paid to BDO	0	0
All Other Fees paid to BDO	0	0
TOTAL FEES PAID TO BDO(1)(2)	$384,237	$0

____________

(1)      BankMobile Technologies, Inc. paid all fees owed to BDO prior to the Business Combination.

(2)      In 2020, BankMobile Technologies, Inc. paid BDO an additional $143,200 not listed above for audit services relating to fiscal years 2017 and 2018.

Audit Fees.    Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with generally accepted auditing standards. This category contains fees for comfort letters, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees.    Audit-related fees are assurance related services that traditionally are performed by the independent accountant, not included in the Audit Fees category above, including statutory audits.

Tax Fees.    Tax fees include corporate and subsidiary compliance and consulting.

All Other Fees.    Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.

On April 27, 2021, the Company dismissed Withum as the principal accountants for the Company. The decision to change the Company’s principal accountants was recommended by our Audit Committee and subsequently approved by the Board. Concurrently therewith, the Audit Committee recommended, and the Board approved, the accounting firm of BDO as its new principal accountants for the year ending December 31, 2021.

The audit reports of Withum on the consolidated financial statements of the Company (and its predecessor, Megalith Financial Acquisition Corporation) as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. Notwithstanding the foregoing, the Company is studying the effects of recent pronouncements of the Staff of the U.S. Securities and Exchange Commission (the “SEC”) regarding accounting treatment of public and private warrants issued by special purpose acquisition companies that ultimately could result in a restatement of the Company’s financial statements for the years ended December 31, 2020 and December 31, 2019. No determination has been made by the Company at this time that its prior statements cannot be relied upon nor has Withum determined at this time that its prior audit opinions should not be relied upon. Either of those events, however, could occur depending upon the outcome of the analysis currently being undertaken by the Company. Should either of those events occur, appropriate disclosure will be made at that time.

During the Company’s two most recently completed fiscal years and through the date of the Company’s engagement of BDO, there were no disagreements or reportable events, as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter thereof in connection with its report.

During the Company’s two most recently completed fiscal years and through the date of the Company’s engagement of BDO, the Company did not consult with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by BDO that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or reportable event, as described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively.

The Company requested and received from Withum a letter, dated April 29, 2021, addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not Withum agreed with certain of the above statements regarding Withum. A copy of the letter was filed as Exhibit 99.1 (which was incorporated by reference therein) to the Current Report on Form 8-K filed April 29, 2021.

Pre-Approval Policies and Procedures

The Audit Committee has established, and our Board of Directors has approved, a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by BDO USA LLP, the Company’s independent registered accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered accounting firm in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered accounting firm to management.

During 2020 and 2019, all of our audit fees, audit-related fees, tax fees and fees for other services provided by our independent registered public accounting firm were pre-approved by Megalith’s Audit Committee.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO RATIFY THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT(1)

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2020.

In executing its responsibilities, the Audit Committee has reviewed and discussed our audited financial statements for fiscal year 2020 with our management. The Audit Committee also has discussed with Withum, our independent auditor for fiscal year 2020, the matters required to be discussed by PCAOB Auditing Standard No. AS 1301, “Communications with Audit Committees.” In addition, the Audit Committee has received written disclosures and a letter from our independent auditor delineating all relationships between them and us, consistent with the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with them matters pertaining to their independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the fiscal year 2020 audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC. The Audit Committee and Board of Directors have also recommended the selection of BDO USA LLP as our independent auditor for fiscal year 2021.

From the members of the Audit Committee:

Marcy Schwab (Chair)

A.J. Dunklau

Pankaj Dinodia

April 23, 2021

____________

(1)      The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the 2021 Annual Meeting of Stockholders. If any matters do come before the meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the meeting. The submission of a proposal does not guarantee its inclusion in our proxy statement or presentation at the meeting unless certain securities law requirements are met.

You are cordially invited to participate in the 2021 Annual Meeting of Stockholders. Whether or not you plan to participate in the meeting, you are requested to indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form.

By order of the Board of Directors

Robert Ramsey Chief Financial Officer

Wayne, Pennsylvania
April 29, 2021

EXHIBIT A
BM TECHNOLOGIES, INC.
2021 EMPLOYEE STOCK PURCHASE PLAN

BM TECHNOLOGIES, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: April 23, 2021
APPROVED BY THE COMPANY’S STOCKHOLDERS: Pending
EFFECTIVE DATE: May 1, 2021

1.     ESTABLISHMENT AND PURPOSE.

(a)     Establishment of Plan. BM Technologies, Inc. (the “Company”), upon approval by the Committee, hereby adopts this BM Technologies, Inc. 2021 Employee Stock Purchase Plan (the “Plan”), effective May 1, 2021 (the “Effective Date”).

(b)     Purpose of Plan. The purpose of the Plan is to provide eligible employees with an incentive to advance the interests of the Company and its Subsidiaries, by affording them an opportunity to purchase stock of the Company at a favorable price.

2.     GENERAL.

(a)     Compliance With Applicable Laws. The Plan is subject to any applicable provisions of Delaware General Corporation Law, and any other applicable law or regulation.

(b)     Effective Date. The Plan will not become effective until the date that the Plan has been approved by the Board. The effectiveness of the Plan shall be subject to approval by the holders of a majority of the outstanding shares of capital stock of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such approval shall be obtained in the manner and to the degree required under applicable laws. No Shares may be delivered to any Participant under the Plan unless and until such shareholder approval is obtained. If such shareholder approval is not obtained, all options to purchase shares of Stock granted hereunder shall be null and void, except that any payroll deductions related to the options shall be returned to the applicable Participants.

(c)     Duration. The Plan shall remain in effect until the earliest of (i) the date the Board terminates the Plan pursuant to Section 15, (ii) the Plan’s automatic termination as set forth in Section 15, or (iii) the date that all Shares authorized for issuance under the Plan shall have been purchased or granted according to the Plan’s provisions.

3.     DEFINED TERMS.

The following words and phrases as used in this Plan shall have the meanings set forth in this Section unless a different meaning is clearly required by the context:

(a)     “Board” means the Board of Directors of the Company.

(b)     “Cancellation Notice” means the notice, in the form approved by the Committee, that is delivered by a Participant who wishes to cancel his or her election to purchase Stock during an Offering, as described in Section 8(e).

(c)     “Cause” shall have the meaning set forth in the Participant’s employment agreement with the Company or one of its Subsidiaries; or if no such definition exists at the time in question, means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or any Subsidiary or deliberate violation of a material Company or Subsidiary policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any Subsidiary or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company or any Subsidiary; (iv) the Participant’s willful and material breach of any of his or her obligations under any written plan or covenant with the Company or any Subsidiary; or (v) the Participant’s willful and material violation of the Company or any Subsidiary’s Code of Ethics, as amended from time to time. The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, any Subsidiary, and all other affected persons. The foregoing definition does not in any way limit the Company or any Subsidiary’s ability to terminate a Participant’s employment or service at any time, and the term “Company” will be interpreted herein to include any Subsidiary or affiliate or successor thereto, if appropriate. Any determination by the Committee that the service of a Participant was terminated with or without Cause for the purposes of the Plan will have no effect upon any determination of the rights or obligations of the Company or any Subsidiary, or such Participant for any other purpose. For purposes of this definition, Cause shall not be considered to exist unless the Company provides written notice to the Participant which indicates the specific Cause provision in this Plan relied upon, to the extent applicable sets forth in reasonable detail the facts and circumstances claimed to provide a basis for such Cause.

(e)     “Change in Control” means the occurrence of any one or more of the following events: (i) the consummation of a transaction, or a series of related transactions undertaken with a common purpose, in which any individual, entity or group (a “Person”), acquires ownership of stock of the Company that, together with stock held by such Person, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the Company’s stock; or (ii) a sale, lease, exchange or other transfer, in one transaction or a series of related transactions undertaken with a common purpose, of the Company’s assets having a total Gross Fair Market Value of forty percent (40%) or more of the total gross fair market value of all of the assets of the Company. For this purpose, “Gross Fair Market Value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Plan, a Change in Control will not include (i) a transaction in which the holders of the outstanding voting securities of the Company immediately prior to the transaction hold at least fifty percent (50%) of the outstanding voting securities of the successor company immediately after the transaction; (ii) any transaction or series of transactions approved by the Board principally for bona fide equity financing purposes in which cash is received by the Company or any successor thereto or indebtedness of the Company is cancelled or converted or a combination thereof; (iii) a sale, lease, exchange or other transfer of all or substantially all of the Company’s assets to a majority-owned Subsidiary; or (iv) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction.

Notwithstanding the foregoing, a Change in Control will only be deemed to occur if the consummation of the corporate transaction meets the requirements of Treasury Regulation §1.409A-3(a)(5).

(f)     “Code” means the Internal Revenue Code of 1986, as amended, and any regulations or formal guidance issued thereunder.

(g)     “Committee” means the Compensation Committee of the Board, or in its absence, the Board shall serve as the Committee.

(h)     “Company” means BM Technologies, Inc., a Delaware corporation.

(i)     “Effective Date” means May 1, 2021.

(j)     “Eligible Compensation” means the gross (before taxes and other authorized payroll deductions are withheld) total of all wages, salaries, commissions, overtime and bonuses received during the Offering Period, but shall not include (i) employer contributions to or payments from any deferred compensation program, whether such program is qualified under Code Section 401(a) (other than amounts considered as employer contributions under Code Section 402(e)(3)) or nonqualified, (ii) amounts realized from the receipt or exercise of a stock option that is not an incentive stock option within the meaning of Code Section 422, (iii) amounts realized at the time property described in Code Section 83 is freely transferable or no longer subject to a substantial risk of forfeiture, (iv) amounts realized as a result of an election described in Code Section 83(b), and (v) amounts realized as a result of a disqualifying disposition within the meaning of Code Section 421(b).

(k)     “Eligible Employee” shall have the meaning set forth in Section 7.

(l)     “Enrollment Form” means the enrollment form (in writing or electronic) approved by the Committee on which the Participant gives notice of his or her election to participate in an Offering under the Plan.

(m)     “Excluded Class” means any or all of the following classes of employees: (i) employees who have been employed less than two (2) years; (ii) highly compensated employees (within the meaning of Code Section 414(q)); or (iii) highly compensated employees (within the meaning of Code Section 414(q)) with compensation above a certain designated level, who are officers, or who are subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934.

(n)     “Fair Market Value” of a share of Stock means, for a particular day:

(i)     If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on that business day or, if no such sale takes place on that business day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sale price, regular way, on the composite tape of that exchange on the last business day before the date in question; or

(ii)     If subparagraph (i) does not apply and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by NYSE American (or a similar system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on that business day or, if no such sale takes place on that business day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sale price so reported on the last business day before the date in question; or

(iii)     If subparagraphs (i) and (ii) do not apply and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NYSE American (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that business day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last business day before the date in question; or

(iv)     If subparagraphs (i)-(iii) do not apply at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

(v)     If subparagraphs (i), (ii) or (ii) apply, but the volume of trading is so low that the Board determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i), (ii), and (iii).

If the Committee is required to determine Fair Market Value under (iv) or (v) above, the Fair Market Value determination will be based on all relevant facts and circumstances, including, but not limited to: (A) the market value of the shares of comparable banks, and (B) the trend of the Company’s earnings.

(o)     “Grant Date” means the first day of an Offering Period.

(p)     “Offering” means the offer by the Company during the designated Offering Period to permit Eligible Employees to elect to purchase shares of Stock at the designated Purchase Price.

(q)     “Offering Period” means the period specified by the Committee as described in Section 8.

(r)     “Participant” means each Eligible Employee who elects to participate in an Offering Period.

(s)     “Participating Affiliate” shall have the meaning set forth in Section 6.

(t)     “Plan” means this BM Technologies Inc. 2021 Employee Stock Purchase Plan.

(u)     “Purchase Date” means the last day of an Offering Period.

(v)     “Purchase Price” means the per share price of Stock to be paid by each Participant on the Exercise Date for an Offering, which amount shall be eighty-five (85%) of the Fair Market Value of the Stock on the Purchase Date.

(w)     “Stock” means the authorized $0.0001 par value common stock of the Company, which shares may be unissued shares or reacquired shares or shares bought on the market for purposes of the Plan.

(x)     “Subsidiary” means, with respect to the Company, (i) any other corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%). For purposes of this definition, “owned” means a person or entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

4.     ADMINISTRATION OF THE PLAN.

The Plan shall be administered by the Committee. Except to the extent that the full Board is serving as the Committee hereunder, the Committee shall be composed solely of three (3) or more Non-Employee Directors, in accordance with Rule 16b-3 and shall act only by a majority of its members then in office. Subject to the provisions of the Plan, the Committee shall interpret and construe the Plan and all options granted under the Plan; shall make such rules as it deems necessary for the proper administration of the Plan; shall make all other determinations necessary or advisable for the administration of the Plan, including the determination of eligibility to participate in the Plan and the amount of a Participant’s option under the Plan; and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan, in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall, in its sole discretion exercised in good faith, make such decisions or determinations and take such actions as it deems appropriate, and all such decisions, determinations and actions taken or made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive and binding on all parties. The Committee shall not be liable for any decision, determination or action taken or not taken in good faith in connection with the administration of the Plan. The Committee, in its discretion, may approve the use of a voice response system or on-line administration system through which Eligible Employees and the Committee may act under the Plan, as an alternative to written forms, notices and elections.

5.     STOCK SUBJECT TO THE PLAN.

Subject to the provisions of Section 13, the aggregate number of shares which may be sold pursuant to options granted under the Plan shall not exceed five hundred thousand (500,000) shares of Stock. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares of Stock which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

6.     PARTICIPATING AFFILIATE.

Each present and future Subsidiary corporation of the Company (within the meaning of Code Section 424(f)) that is eligible by law to participate in the Plan shall be a “Participating Affiliate” during the period that such entity is such a Subsidiary corporation; provided, however, that (a) the Committee may at any time and from time to time, in its sole discretion, terminate a Participating Affiliate’s participation in the Plan, and (b) any foreign Subsidiary corporation of the Company shall be eligible to participate in the Plan only upon approval of the Committee. Any Participating Affiliate may, by appropriate action of its board of directors, terminate its participation in the Plan. Transfer of employment among the Company and Participating Affiliates shall not be considered a termination of employment hereunder.

7.     ELIGIBILITY.

Any employee of the Company or a Participating Affiliate (determined under Treasury Regulation section 1.421-1(h)) who satisfies all of the following requirements as of the applicable Grant Date (“Eligible Employee”) shall be eligible to participate in any Offering Period that begins on or after the first day of the next calendar quarter after all such requirements are met:

(a)     The employee is customarily employed by the Company and/or one or more Participating Affiliates at least twenty (20) hours per week and at least five (5) months per year; and

(b)     The employee does not, immediately after the option is granted, own stock possessing five-percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of a parent or Subsidiary corporation (within the meaning of Sections 423(b)(3) and 424(d) of the Code); and

(c)     The employee is not within one (1) or more Excluded Categories that the Committee has designated (in writing or electronically) as being ineligible to participate in the Offering.

8.     OFFERING.

(a)     Offering Period. The Committee shall designate (in writing or electronically) one (1) or more Offering Periods during which the Company will offer options to Eligible Employees to purchase shares of Stock under this Plan, which designation shall be incorporated by reference into the Plan. An Offering Period may have any length between one (1) month and one (1) year. Offering Periods may be alternative, concurrent, sequential or overlapping, and need not have the same duration, commencing or ending dates, or Purchase Prices; provided, however, all Eligible Employees who are eligible to purchase shares of Stock during an Offering Period shall have the same rights and privileges with respect to that Offering Period.

(b)     Election to Participate. Each Eligible Employee who elects to participate in an Offering (a “Participant”) shall deliver to the Company or its designee (as determined by the Committee), within the time period designated by the Committee, an Enrollment Form (in writing or electronic) approved by the Committee, on which the Participant will give notice of his or her election to participate in the Plan as of the next following Grant Date, and the percentage or specific amount (as determined by the Committee) of his or her Eligible Compensation to be deducted for each pay period during the Offering Period and credited to a book entry account established in his or her name. The designated percentage or specific amount of a Participant’s Eligible Compensation to be deducted for each pay period during an Offering Period may not be less than one-percent (1%) or greater than (i) twenty-five-percent (25%) of the amount of Eligible Compensation (after taxes and any other authorized payroll deductions are withheld) from which the deduction is made; or (ii) an amount which will result in non-compliance with the annual limitations stated in Section 8(d) below. The Committee may adopt a procedure pursuant to which a Participant who has elected to participate in an Offering shall be deemed to have made the same election for each subsequent Offering for which he or she is eligible, unless and until the Participant cancels his or her election as described in Section 8(e) below.

(c)     Payment for Shares. A Participant may elect to purchase shares of Stock during an Offering Period only by means of payroll deduction.

(d)     Annual Limitations. No Eligible Employee shall be granted an option under the Plan to purchase Stock to the extent such grant would permit his or her rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and Subsidiary corporations (as such terms are defined in Section 424(e) and (f) of the Code) to accrue at a rate which exceeds, in any one calendar year in which any such option granted to such Eligible Employee is outstanding at any time (within the meaning of Section 423(b)(8) of the Code), the lesser of (i) $25,000 in Fair Market Value of Stock (determined in accordance with Section 8(b) at the time the option is granted), or (ii) fifteen percent (15%) of the Participant’s Eligible Compensation (determined at the time the option is granted).

(e)     Cancellation of Election. Any Participant may cancel his or her election made for an Offering Period at any time prior to thirty (30) days before the Purchase Date for that Offering Period. Partial withdrawals shall not be permitted. A Participant who wishes to cancel his or her election must timely deliver (in writing or electronically) to the Company or its designee (as determined by the Committee) a Cancellation Notice in the form approved by the Committee. The Company, promptly following the time when the such Cancellation Notice is delivered, shall refund (or cause to be refunded) to the Participant the amount of the cash balance in his or her account under the Plan and shall cancel the Participant’s payroll deduction authorization and his or her interest in unexercised options under the Plan shall terminate. A Participant who cancels his or her election shall not be eligible to participate in the Plan during the then current Offering Period, but shall be eligible to participate again in the Plan in a subsequent Offering Period (provided that the Participant is otherwise eligible to participate in the Plan at such time and complies with the enrollment procedures).

(f)     Termination of Employment. If the employment of a Participant terminates for any reason (including death), his or her election made for the current Offering Period and his or her participation in the Plan shall terminate as of the date of termination of employment; provided, however, if such termination occurs within the last two (2) weeks of the Offering Period, the Participant’s participation shall not terminate until the end of the Offering Period after his or her Plan account has been applied toward the purchase of shares of Stock for such Offering Period. The Company shall refund to the Participant the amount of the cash balance in his or her account under the Plan, and no further shares of Stock will be purchased under the Plan.

(g)     Leaves of Absence. For purposes of this Plan, the Participant’s employment will be treated as continuing while the Participant is on military, sick leave or other bona fide leave of absence if such leave does not exceed ninety (90) days or, if longer, such period during which the Participant continues to be guaranteed reemployment rights by statute or contract as described in Treasury Regulation §1.421-7(h)(2). If a Participant takes an unpaid leave of absence, then such Participant may not make additional contributions under the Plan while on such unpaid leave of absence (except to the extent of any Eligible Compensation paid during such leave), but any payroll deductions already taken during the applicable Offering Period shall be applied to exercise options on the next following Purchase Date, unless cancelled pursuant to Section 8(e) or (f) above.

9.     PURCHASE OF STOCK.

On the Purchase Date at the end of an Offering Period, each Participant in the Offering, automatically and without any act on his or her part, shall be deemed to have exercised his or her option to purchase whole shares of Stock at the Purchase Price for such Offering. The number of whole shares of Stock to be purchased by a Participant shall be the total payroll deductions withheld on behalf of such Participant during the Offering Period divided by the Purchase Price of the Stock. To the extent that, after the purchase of the maximum number of whole shares of Stock permitted under the Plan with respect to an Offering Period, there is cash remaining in the Participant’s Plan account, the Company shall as soon as practicable issue (or cause to be issued) the Participant a check for such amount.

10.     INSUFFICIENCY OF SHARES AVAILABLE FOR ISSUANCE.

If the total number of shares of Stock remaining available for issuance pursuant to Section 5 is less than the total number of shares of Stock that has been elected by Participants to be purchased for a given Offering Period, after application of the limitations in Sections 8(b) and (d) (the “Total Share Limit”), then the number of shares of Stock that could otherwise be acquired by each Participant for the given Offering Period shall be reduced proportionately based on the ratio that such available shares bears such total shares elected to be purchased by all Participants with respect to such Offering Period.

11.     RESTRICTION UPON ASSIGNMENT.

An Eligible Employee’s rights under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. An Eligible Employee’s option to purchase shares of Stock shall be exercisable, during the Participant’s lifetime, only by the Eligible Employee to whom it was granted. The Company shall not recognize any assignment or purported assignment by an Eligible Employee of his or her option or of any rights under his or her option, and any such attempt may be treated by the Company as an election to withdraw from the Plan. Notwithstanding the foregoing, a Participant may file a written designation of a beneficiary who is to receive any shares of Stock and cash in the Participant’s Plan account in the event of such Participant’s death. Such designation of beneficiary may be changed by the Participant at any time by written notice during Participant’s lifetime. Upon the death of a Participant and upon receipt by the Company or its designee (as determined by the Committee) of proof of the identity and existence of a beneficiary validly designated by him or her under the Plan, the Company shall deliver (or cause to be delivered) such shares and cash to such beneficiary. In the event of the death of the Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver (or cause to be delivered) such shares of Stock and cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company or any Subsidiary) the Company shall deliver (or cause to be delivered) such shares of Stock and cash to the applicable court having jurisdiction over the administration of such estate. No designated beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares or Stock or cash credited to the Participant under the Plan.

12.     NO STOCKHOLDER RIGHTS.

A Participant shall not have any rights or privileges of a stockholder until the Company has issued a certificate for shares of Stock to the Participant following the applicable Purchase Date. With respect to a Participant’s Stock that has been issued but is held by the Company (or its agent) pursuant to Section 11, the Company shall, as soon as practicable and in accordance with applicable law, pay the Participant any cash dividends attributable thereto and facilitate the Participant’s voting rights attributable thereto.

13.     CHANGES IN STOCK; ADJUSTMENTS.

Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combinations, reclassification of shares, or other similar change, appropriate action will be taken by the Committee to appropriately adjust the number of shares of Stock subject to the Plan, the minimum and maximum number of shares that may be purchased hereunder, and the number and Purchase Price of shares available for purchase and elections made to purchase such shares during the current Offering Period.

Upon the occurrence of a Change in Control, unless a surviving corporation assumes or substitutes new options to purchase (within the meaning of Code Section 424(a)) for all options to purchase shares of Stock then outstanding or the Committee elects to continue the options to purchase shares of Stock then outstanding without change, the Purchase Date for all options then outstanding shall be accelerated to a date fixed by the Committee prior to the effective date of such Change in Control.

It is intended that, if possible, any adjustments contemplated by the preceding paragraph be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code and Section 409A of the Code) and accounting (to not trigger any charge to earnings with respect to such adjustment) requirements.

14.     USE OF FUNDS; NO INTEREST PAID.

All funds received or held by the Company (or its agent) under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any Participant or credited to his or her account under the Plan.

15.     AMENDMENT OR TERMINATION THE PLAN.

The Board in its discretion may terminate the Plan at any time with respect to any shares for which options have not theretofore been granted. The Committee shall have the right to alter or amend the Plan or any part thereof, from time to time without the approval of the stockholders of the Company; provided, that no change in any option theretofore granted, other than a change determined by the Committee to be necessary to comply with applicable law, may be made which would impair the rights of the Participant without the consent of such Participant; and provided, further, that the Committee may not make any alteration or amendment, without the approval of the stockholders of the Company, which would (i) increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan (other than as a result of the anti-dilution provisions of the Plan), (ii) change the annual limitation under Section 8(d)(ii), (iii) extend the term of an Offering Period or the term of the Plan (as defined below), (iv) change the class of individuals eligible to receive options under the Plan, or (v) cause options issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code.

Unless earlier terminated by the Board, the Plan shall automatically terminate, and no further Offering Periods shall begin, ten (10) years after its Effective Date; provided, however, no termination of the Plan, other than to the extent that the Board determines is necessary or advisable to comply with applicable U.S. or foreign laws, shall adversely affect in any material way any option previously granted under the Plan, without the written (or electronic) consent of the Participant who has elected to purchase shares pursuant to such option. No further options to purchase may be granted under the Plan after the Plan is terminated.

16.     SECURITIES LAWS.

The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the shares covered by such option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. Further, all Stock acquired pursuant to the Plan shall be subject to the Company’s policy or policies, if any, concerning compliance with securities laws and regulations, as the same may be amended from time to time.

17.     NO RESTRICTION ON CORPORATE ACTION.

Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any grant made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

18.     CHOICE OF LAW.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan and all payments hereunder, without regard to that state’s conflict of laws rules.

19.     SEVERABILITY.

Each provision in this Plan is severable, and if any provision is held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not, in any way, be affected or impaired thereby.

Adopted this 23rd day of April, 2021.

BM TECHNOLOGIES, INC.
By:	/s/ Robert Ramsey
Corporate Secretary

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Mobile or Internet QUICK EASY IMMEDIATE IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 15, 2021. BM Technologies, Inc. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meet¬ing, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://cstproxy.com/bmtechnologies/2021 MOBILE VOTING – On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. X FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) 1. Election of Directors(1) Aaron Hodari(2) Pankaj Dinodia ABSTAIN AGAINST FOR 3. Ratification of appointment of BDO USA, LLP as independent registered public accounting firm. 4. To transact such other matters as may properly come before the 2021 annual meeting or any adjournment or postponement thereof. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for anyindividual nominee, strike a line through that nominee’s name in the list above) ABSTAIN AGAINST FOR 2. Approval of the BM Technology, Inc. 2021 Employee Stock Purchase Plan. CONTROL NUMBER Signature Signature, if held jointly Date 2021. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. 17949 BM Technologies_PROXY CARD_REV1 Back Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders To view the 2021 Proxy Statement, 2020 Annual Report and to Attend the Annual Meeting, please go to:https://www.cstproxy.com/bmtechnologies/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BM Technologies, Inc. The undersigned appoints Luvleen Sidhu and Robert Ramsey, and each as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BM Technologies, Inc. held of record by the undersigned at the close of business on April 26, 2021 at the Annual Meeting of Stockholders of BM Technologies, Inc. to be held on June 16, 2021, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders To view the 2021 Proxy Statement, 2020 Annual Report and to Attend the Annual Meeting, please go to:https://www.cstproxy.com/bmtechnologies/2021 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BM Technologies, Inc. The undersigned appoints Luvleen Sidhu and Robert Ramsey, and each as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BM Technologies, Inc. held of record by the undersigned at the close of business on April 26, 2021 at the Annual Meeting of Stockholders of BM Technologies, Inc. to be held on June 16, 2021, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)